                                                                    EXHIBIT 4.14

                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                 AND FIRST AMENDMENT TO REVOLVING CREDIT NOTES

        This Fourth Amendment to Credit Agreement and First Amendment to Revolving Credit Notes (this "Amendment") dated as of the 31st day of March 1995, by and among THOMAS NELSON, INC., a Tennessee corporation ("Nelson"), THIRD NATIONAL BANK IN NASHVILLE, a national banking association ("TNB"), the other banks and lending institutions listed on the signature pages hereof and any assignees of TNB or such other banks and lending institutions that become "Lenders" as provided herein (TNB, and such other banks, lending institutions and assignees are referred to collectively herein as the "Lenders"), and THIRD NATIONAL BANK IN NASHVILLE (the "Agent") in its capacity as agent for the Lenders and each successor agent for such Lenders as may be appointed from time to time pursuant to Article X of the Credit Agreement (as hereinafter defined).


                             W I T N E S S E T H:

        WHEREAS, Nelson, Lenders and Agent entered into a Credit Agreement dated as of November 30, 1992 (as amended, the "Credit Agreement") governing the terms of the Loans (terms defined therein and not otherwise defined herein are being used herein as therein defined); and

        WHEREAS, Nelson has requested that Lenders extend additional credit to Nelson in the amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), and Lenders and Agent have agreed to the extension of additional funds subject to the terms and conditions of this Amendment.

        NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. All references to the amount of "$19,500,000.00" in the Revolving Credit Note dated November 30, 1992 executed by Nelson to the order of TNB are hereby deleted and the amount of "$26,000,000.00" is hereby substituted in lieu thereof.

        2. All references to the amount of "$16,500,000.00" in the Revolving Credit Note dated November 30, 1992 executed by Nelson to the order of National City Bank, Kentucky (formerly known as First National Bank of Louisville) are hereby deleted and the amount of "$22,000,000.00" is hereby substituted in lieu thereof.

        3. All references to the amount of "$15,000,000.00" in the Revolving Credit Note dated November 30, 1992 executed by Nelson to the order of First American National Bank are hereby deleted and the amount of
"$20,000,000.00" is hereby substituted in lieu thereof.
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        4.      All references to the amount of "$12,750,000.00" in the
Revolving Credit Note dated November 30, 1992 executed by Nelson to the order of NationsBank of Texas, N.A. are hereby deleted and the amount of "$17,000,000.00" is hereby substituted in lieu thereof.

        5. All references to the amount of "$11,250,000.00" in the Revolving Credit Note dated November 30, 1992 executed by Nelson to the order of Creditanstalt - Bankverein are hereby deleted and the amount of "$15,000,000.00" is hereby substituted in lieu thereof.

        6. The amount of "$19,500,000" shown as TNB's portion of the Revolving Loan Commitment next to its signature block in the Credit Agreement is hereby deleted and the amount of "$26,000,000" is hereby substituted in lieu thereof.

        7. The amount of "$16,500,000" shown as National City Bank, Kentucky's (formerly known as First National Bank of Louisville) portion of the Revolving Loan Commitment next to its signature block in of the Credit Agreement is hereby deleted and the amount of "$22,000,000" is hereby substituted in lieu thereof.

        8. The amount of "$15,000,000" shown as First American National Bank's portion of the Revolving Loan Commitment next to its signature block in the Credit Agreement is hereby deleted and the amount of "$20,000,000" is hereby substituted in lieu thereof.

        9. The amount of "$12,750,000" shown as NationsBank of Texas, N.A.'s portion of the Revolving Loan Commitment next to its signature block in the Credit Agreement is hereby deleted and the amount of "$17,000,000" is hereby substituted in lieu thereof.

        10. The amount of "$11,250,000" shown as Creditanstalt-Bankverein's portion of the Revolving Loan Commitment next to its signature block in the Credit Agreement is hereby deleted and the amount of "$15,000,000" is hereby substituted in lieu thereof.

        11. Nelson shall pay a fee of $31,250 to the Agent as a fee for the extension of additional credit to Nelson in the principal amount of $25,000,000. Such fee shall be shared pro rata among the Lenders.

        12. The definition of "Credit Documents" in the Credit Agreement is hereby amended to add the following phrase to the end of such definition: ", as they may be amended and/or restated from time to time."

        13. The definition of "Final Maturity Date" in the Credit Agreement is hereby amended to delete the date "April 30, 2001, and to substitute in lieu thereof the date "February 28, 2001."

        14. The definition of "Revolving Credit Notes" in the Credit Agreement is hereby amended to add the following phrase to the end


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of such definition: ", as they may be amended and/or restated from time to time."

        15. The definition of "Term Notes" in the Credit Agreement is hereby amended to add the following phrase to the end of such definition: ", as they may be amended and/or restated from time to time."

        16. The word "fifteen (15)" in Section 3.02 of the Credit Agreement is hereby deleted and the word "sixteen (16)" is hereby substituted in lieu thereof. Also in Section 3.02 of the Credit Agreement, the date "May 31, 1996" is hereby deleted and the date "May 31, 1997" is hereby substituted in lieu thereof.

        17. Section 2.02(b) of the Credit Agreement is amended by deleting the figure "$5,000,000" in the fifth line thereof and replacing such figure with the figure "$2,000,000."

        18. The following sentence, which is the last sentence of Section 2.02(b), is hereby deleted:

                "At no time shall the number of Borrowings outstanding under this Article II of LIBOR Advances exceed eight (8)."

        19. Except as herein modified and amended, the terms and conditions of the Credit Agreement shall remain in full force and effect.

        20. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                             THOMAS NELSON, INC.


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             THIRD NATIONAL BANK IN NASHVILLE,
                                             AS AGENT

                                             By: /s/ J. Fred Turner
                                                 ------------------------------
                                             Title:
                                                   ----------------------------



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
                                             THIRD NATIONAL BANK IN NASHVILLE


                                             /s/ J. Fred Turner
                                             ----------------------------------

                                             NATIONAL CITY BANK, KENTUCKY
                                             (formerly known as First National
                                             Bank of Louisville)


                                             By: /s/ John Simms
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             FIRST AMERICAN NATIONAL BANK


                                             By: /s/ Scott M. Bane
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             NATIONSBANK OF TEXAS, N.A.


                                             By: /s/ Gregory Meador
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             CREDITANSTALT - BANKVEREIN


                                             By: /s/ Robert M. Biringer
                                                 ------------------------------
                                             Title:
                                                   ----------------------------





                 The undersigned join in the execution of this Amendment in order to acknowledge their consent to the terms and provisions of this Amendment and to confirm that the execution of this Amendment by the parties hereto in no way affects the undersigneds' respective obligations under the Guaranty Agreement executed as of November 30, 1992 by Word, Incorporated, a corporation organized and existing under the laws of the State of Delaware, Editorial Caribe, Inc., a corporation organized and existing under the laws of the State of Florida, ____________________, a corporation





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
organized and existing under the laws of the State of Tennessee, Nelson Media, Inc., a corporation organized and existing under the laws of the State of Tennessee, Nelson Communications, Inc., a corporation organized and existing under the laws of the State of Tennessee, Dominion Publishers, Inc., a corporation organized and existing under the laws of the State of Tennessee, Royal Publishers, Inc., a corporation organized and existing under the laws of the State of Tennessee, Word, Communications Ltd., a corporation organized and existing under the laws of British Columbia, Canada, Word Direct Marketing Services, Inc., a corporation organized and existing under the laws of the State of Texas, TNI Cassette Corp., a corporation organized and existing under the laws of the State of Texas, and Word (UK) Limited, a corporation organized and existing under the laws of the United Kingdom, in favor of Third National Bank in Nashville, a national banking association, in its capacity as agent for banks and other lending institutions parties to the Credit Agreement and each assignee thereof becoming a "Lender" as provided therein. Each person executing this Amendment on behalf of each of the undersigned is duly authorized to so execute and deliver this Amendment on behalf of each of the undersigned entities.

                                             WORD, INCORPORATED


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             EDITORIAL CARIBE, INC.


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             NELSON MEDIA, INC


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------



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                                             NELSON COMMUNICATIONS, INC.


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             DOMINION PUBLISHERS, INC.


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             ROYAL PUBLISHERS, INC.


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             WORD, COMMUNICATIONS LTD.


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             WORD DIRECT MARKETING SERVICES,
                                             INC.


                                             By: /s/ Joe L. Powers
                                                 -------------------------------
                                             Title:
                                                   -----------------------------


                                             TNI CASSETTE CORP.


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------





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
                                             WORD (UK) LIMITED


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             THIRD NATIONAL BANK IN NASHVILLE,
                                             AS AGENT


                                             By: /s/ J. Fred Turner
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             THIRD NATIONAL BANK IN NASHVILLE


                                             By: /s/ J. Fred Turner
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             NATIONAL CITY BANK, KENTUCKY
                                             (formerly known as First National
                                             Bank of Louisville)


                                             By: /s/ John P. Simms
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             FIRST AMERICAN NATIONAL BANK


                                             By: /s/ Scott M. Bane
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                                             NATIONSBANK OF TEXAS, N.A.


                                             By: /s/ Gregory Meador
                                                 ------------------------------
                                             Title:
                                                   ----------------------------





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
                                             CREDITANSTALT - BANKVEREIN


                                             By: /s/ Robert M. Biringer
                                                 ------------------------------
                                             Title:
                                                   ----------------------------



                                             By: /s/ Joseph P. Longosz
                                                 ------------------------------
                                             Title:
                                                   ----------------------------


                 The undersigned join in the execution of this Amendment in order to acknowledge their consent to the terms and provisions of this Amendment and to confirm that the execution of this Amendment by the parties hereto in no way affects the undersigneds' respective obligations under the Guaranty Agreement executed as of November 30, 1992 by Word, Incorporated, a corporation organized and existing under the laws of the State of Delaware, Editorial Caribe, Inc., a corporation organized and existing under the laws of the State of Florida, PrintPlus Publications, Inc., a corporation organized and existing under the laws of the State of Tennessee, Nelson Media, Inc., a corporation organized and existing under the laws of the State of Tennessee, Nelson Communications, Inc., a corporation organized and existing under the laws of the State of Tennessee, Dominion Publishers, Inc., a corporation organized and existing under the laws of the State of Tennessee, Royal Publishers, Inc., a corporation organized and existing under the laws of the State of Tennessee, Word, Communications Ltd., a corporation organized and existing under the laws of British Columbia, Canada, Word Direct Marketing Services, Inc., a corporation organized and existing under the laws of the State of Texas, International Cassette Corp., a corporation organized and existing under the laws of the State of Texas, and Word (UK) Limited, a corporation organized and existing under the laws of the United Kingdom, in favor of Third National Bank in Nashville, a national banking association, in its capacity as agent for banks and other lending institutions parties to the Credit Agreement and each assignee thereof becoming a "Lender" as provided therein. Each person executing this Amendment on behalf of each of the undersigned is duly authorized to so execute and deliver this Amendment on behalf of each of the undersigned entities.

                                             WORD, INCORPORATED


                                             By: /s/ Joe L. Powers
                                                 ------------------------------
                                             Title:
                                                   ----------------------------





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